UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2009

ETERNAL IMAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-18889	20-4433227
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

28800 Orchard Lake Road, Suite 130, Farmington, Hills, MI	48334
(Address of principal executive offices)		(Zip Code)

Registrants’ telephone number including area code: (248) 932-3333

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01    Other Events.

On March 17, 2009, Eternal Image, Inc. (the “Company”) prepaid in full all principal and interest due on its February 2, 2009, Secured Full Recourse Promissory Note with High Water Capital Management, LLC. (the “Lender”), an investment firm with offices in Hoboken, NJ and Austin, TX. The loan was originally due May 4, 2009. The prepayment included $54,000 in principal and $639.84 in interest. At the time the loan was entered into, the Lender was also issued 900,000 shares of the Company’s common stock as additional consideration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ETERNAL IMAGE, INC.

Date: March 17, 2009	By: /s/ Clint Mytych
Clint Mytych
Chief Executive Officer, Chief Financial Officer and Chairman